COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Operating Leases

In August 2005, the Company along with its subsidiary, Northsight entered into an office lease for the Phoenix operations for a monthly payment of $6,697, plus pass throughs, per month. The lease expired July 31, 2010.

In February 2008, the Company opened offices at 2000 S. Colorado Blvd, Suite 200, Denver, Colorado. The lease for this office was $4,701 per month, plus pass throughs. The lease expired March 15, 2011. The Company has entered into a new 12-month lease (expiring March 15, 2012) at the same location for $1,100 per month. In February 2012, this lease was extended for an additional 24 months.

The amounts due at the base rate are as follows:

Period	Amount Due
2012	$ 15,000
2013	$ 16,000

Two Rivers has entered into a water lease arrangement with Pueblo Board of Water Works. The lease is effective in 2012, has a term of five years, and calls for annual payments of $100,000 beginning in April, 2012. The annual payments can be escalated based upon the percentage increase, if any, over the previous year of the PBWW water rates for its general customers for treated water. The lease is for up to 500 acre feet of water per year. There are no further obligations under this lease.

The purpose of the lease is two-fold; a) to establish an appropriation of a water right for exchange from the Arkansas River main stream water to various Two Rivers’ reservoirs, and b) to provide supplemental irrigation water for our farming operations through releases from those reservoirs.

Defined Contribution Plan

Two Rivers does not have a defined contribution plan.